POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JANUARY 2, 2014 TO THE

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Value Portfolio

Effective immediately, on page 44, the section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies—Securities Lending” is deleted and replaced with the following:

Securities Lending

Each of PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, on page 45, the section titled “Additional Information About the Funds’ Strategies and Risks—Additional Risks of Investing in the Funds—Securities Lending Risk” is deleted and replaced with the following:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio are not able to recover the securities loaned, they may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Please Retain This Supplement For Future Reference.

P-STYLE-PRO-1 SUP-1 010214